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                              [STOCK CERTIFICATE]


                                  SUNHAWK.COM

[SEAL]                                                      [SEAL]

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
OF THE STATE OF WASHINGTON                            CUSIP 86 7378 10 4


     FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE, OF

                            Sunhawk.com Corporation

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


     Dated:

/s/ DAVID M. OTTO                           /s/ MARLIN J. ELLER

CORPORATE SECRETARY                        PRESIDENT AND CHIEF EXECUTIVE OFFICER

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                            SUNHAWK.COM CORPORATION


        The Corporation will furnish to any stockholder, upon request and without charge, a statement of the powers, designations, preferences, and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, insofar as the same shall have been fixed, and of the authority of the Board of Directors to designate any preferences, rights and limitations of any wholly unissued series. Any such request should be directed to the Secretary of the Corporation at the principal office of the Corporation.

        The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


  TEN COM  - as tenants in common
  TEN ENT  - as tenants by the entireties
  JT TEN   - as joint tenants with right
             of survivorship and not as
             tenants in common

 UNIF GIFT MIN ACT - _____________ Custodian _____________
                         (Cust)                 (Minor)
                     under Uniform Gifts to Minors
                     ACT _________________________________
                                     (State)

  UNIF TRF MIN ACT - _________ Custodian (until age ______)
                      (Cust)
                     _________ under Uniform Transfers
                      (Minor)
                     to Minors Act _______________________
                                          (State)


    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________________________ hereby sell, assign and transfer unto


 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

 --------------------------------------

 --------------------------------------

_______________________________________________________________________________
  (PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________      X _________________________________________

                                    X _________________________________________
                                      NOTICE: The signatures to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


Signature(s) Guaranteed


By: ____________________________________________________________________________
    The Signature(s) must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved medallion signature guarantee program), pursuant to S.E.C. Rule 17Ad-15.